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                                                                   EXHIBIT 23.4


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement relating to 2,990,000 shares of Common Stock of Universal Document Management Systems, Inc. on Form S-1 of our report dated May 29, 1997 relating to the financial statements of Access Corporation, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


                                                /s/ DELOITTE & TOUCHE LLP


October 8, 1997